UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 1, 2025, pursuant to (i) the previously announced Asset Purchase Agreement (the “U.S. Purchase Agreement”), dated December 12, 2024, by and among 3D Systems Corporation (the “Company”), 3D Systems, Inc., a wholly-owned subsidiary of the Company (“3D US”), and Hexagon Manufacturing Intelligence, Inc. (the “U.S. Buyer”) and (ii) the previously announced Business Transfer Agreement (the “Korean Purchase Agreement,” together with the U.S. Purchase Agreement, the “Purchase Agreements”), dated December 12, 2024, by and between 3D Systems Korea, Inc., a wholly-owned subsidiary of the Company (“3D Korea,” together with the Company and 3D US, the “Sellers”), and Hexagon Metrology Korea LLC (the “Korean Buyer,” together with the U.S. Buyer, the “Buyers”), the Sellers completed the sale to the Buyers of substantially all of the assets related to the Geomagic brand name for an aggregate purchase price of $123.0 million, subject to certain customary adjustments which reduced the cash proceeds to the Sellers at closing by approximately $3.6 million (the “Transaction”).

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the U.S. Purchase Agreement, a copy of which was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated December 12, 2024 (the “Form 8-K”), and is incorporated in this Item 2.01 by reference, and the Korean Purchase Agreement, a copy of which was previously filed with the SEC as Exhibit 2.2 to the Form 8-K and is incorporated in this Item 2.01 by reference.

Item 7.01.	Regulation FD Disclosure.

On April 1, 2025, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 (and in Exhibit 99.2) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated financial information of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2024.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2024.

(d) Exhibits

99.1	Unaudited pro forma condensed consolidated financial statements of 3D Systems Corporation.

99.2	Press Release issued on April 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: April 7, 2025	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer